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Exhibit 10(ii)


DOMINION RESOURCES, INC.
LEADERSHIP STOCK OPTION PLAN FOR
SALARIED EMPLOYEES


Effective July 1, 2000
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TABLE OF CONTENTS
-----------------
Page
----
Purpose..........................................................
 ......... 1
Awards...........................................................
 ......... 1
Participation....................................................
 ......... 1
Stock
Options..........................................................
 ... 1
Treatment of Options Upon Termination of
Employment....................... 2
Method of Exercise of
Options............................................. 3
Transferability of
Options................................................ 3
Stock............................................................
 ......... 3
Effective Date of the
Plan................................................ 3
Termination, Modification,
Change......................................... 4
Administration of the
Plan................................................ 5
Compliance with Other Laws and
Regulations................................ 6
Notice...........................................................
 ......... 6
Interpretation...................................................
 ......... 6
Severability.....................................................
 ......... 6
Definitions......................................................
 ......... 6

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DOMINION RESOURCES, INC.
LEADERSHIP STOCK OPTION PLAN
FOR SALARIED EMPLOYEES
Effective July 1, 2000
1. Purpose. The purpose of this Dominion Resources, Inc.
Leadership
Stock Option Plan for Salaried Employees is to encourage
ownership of Company
Stock by all salaried employees of Dominion Resources, Inc. and the Dominion
Companies through the grant of nonstatutory stock options. It is believed that
giving salaried employees an opportunity to acquire Company Stock under this
Plan will motivate those employees to continue to promote the best interests of
the Employers and enhance the Employers' long-term stability and financial
success. It is also believed that the grant of Options to
salaried employees
under this Plan will strengthen the Employers' ability to attract and retain the
best available personnel.
2. Awards. Awards shall be made in the form of stock Options.
3. Participation.
(a) Eligibility. Options may be granted under the Plan to any full-time
or part-time salaried employee of DRI or a Dominion Company. The
Committee shall
have the power and complete discretion to determine the employees who shall be
granted Options under the Plan and the time or times at which
Options shall be
granted.
(b) Ineligible Persons. "Employee" shall not include a person whose
employment is covered by a collective bargaining agreement, or a person hired as
an independent contractor, leased employee, consultant or a
person otherwise
designated by an Employer at the time of hire as not eligible to participate in
or receive benefits under the Plan, even if such ineligible
person is
subsequently determined to be an "employee" by any governmental or judicial
authority.
(c) No Employment Rights. The grant of an Award shall not
obligate an
Employer to pay an employee any particular amount of
compensation, to continue
the employment of the employee after the grant or to make further grants to the
employee at any time thereafter. Nothing in the Plan or in any
Award shall
affect the right of the Company to terminate the employment of any employee for
cause or otherwise. Further, the adoption of this Plan shall not be deemed to
give any employee or any other individual any right to be
selected as a
Participant or to be granted an Award.
4. Stock Options. The Committee may make grants of Options to Participants. Each Option granted under the Plan shall be evidenced by a Stock
Option Agreement, in a form approved by the Committee. A Stock
Option Agreement
shall have the following terms and other terms and conditions specified by the
Committee:
(a) Number of Option Shares Granted. The Stock Option Agreement
shall
state the number of shares of Company Stock covered by the
Option.
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(b) Expiration Date. The Stock Option Agreement shall specify the date on
which the Option expires.
(c) Vesting Schedule. The Stock Option Agreement shall specify when the
Options will be vested and may be exercised in whole or in part.
(d) Grant Price. The per share exercise price of each Option shall be at
least 100% of the Fair Market Value of such shares on the Date of
Grant.
(e) Change of Control. An Option shall become fully vested and exercisable in the event of a Change of Control.
5. Treatment of Options Upon Termination of Employment. Except as provided below, an Option may not be exercised after the Participant's termination of employment with the Employer:
(a) Termination Due to Retirement. If the Participant takes
Retirement,
the Option becomes fully vested and exercisable and may be
exercised until the
earlier of (x) the third anniversary of the Participant's
Retirement, or (y) the
expiration date of the Option. Retirement means termination of employment with
receipt of early or normal retirement benefits under the Dominion
Resources
Retirement Plan or another defined benefit retirement plan
sponsored by the
Employer.
(b) Termination Due to Long-Term Disability. If the Participant
incurs a
Long-Term Disability, the Option becomes fully vested and
exercisable and may be
exercised until the earlier of (x) the first anniversary of the
Participant's
Long-Term Disability date (as described below), or (y) the
expiration date of
the Option. A Participant's Long-Term Disability date is the date of the
Participant's eligibility for long-term disability benefits under the Employer's
applicable long-term disability plan.
(c) Termination Due to Death. If the Participant dies while
employed by
the Employer, the Option becomes fully vested and exercisable and may be
exercised by the personal representative of the Participant's estate until the
earlier of (x) the first anniversary of the Participant's death, or (y) the
expiration date of the Option. If the Participant dies within three years after
his or her Retirement or within one year after his or her Long-
Term Disability
date, the personal representative of his or her estate may
exercise the Option
until the earliest of (x) 90 days after the Participant's death,
(y) the third
anniversary of the Participant's Retirement or the first
anniversary of his or
her Long-Term Disability date, or (z) the expiration date of the
Option.
(d) Termination Other Than For Cause. If the Participant
voluntarily
terminates employment with the Employer or the Participant's employment is
involuntarily terminated by the Employer for reasons other than
"cause" (as
defined below), the Participant may exercise the vested portion of the Option
until the earlier of (x) 30 days after the Participant's
termination of
employment, or (y) the expiration date of the Option.
(e) Termination for Cause. If the Participant's employment is terminated
by the Employer for "cause," the Option shall terminate as of the date of notice
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of termination of employment and shall no longer be exercisable.
The Committee
determines whether a Participant has incurred an involuntary termination of
employment for "cause," and the Committee's determination shall be binding for
all purposes. "Cause" means:
(i) fraud or material misappropriation with respect to the
business
or assets of DRI or a Dominion Company;
(ii) persistent refusal or willful failure of the Participant to perform substantially his or her duties and responsibilities to the
Employer, which continues after the Participant receives notice of such
refusal or failure;
(iii) conviction of a felony or crime involving moral turpitude;
or
(iv) the use of drugs or alcohol that interferes materially with the
Participant's performance of his or her duties.
6. Method of Exercise of Options.
(a) Payment Upon Exercise. An Option shall be considered
exercised under
the Plan on the date written notice is given to DRI, advising of the exercise of
a particular Option and transmitting payment in full of the Grant
Price for the
shares involved. The Grant Price shall be paid in cash or by delivery of
instructions to a broker for a broker-assisted exercise under procedures
established by the Committee.
(b) No Rights as Shareholder. Until the Option exercise is
complete,
including any Applicable Withholding Taxes, and DRI has issued a certificate for
the shares of Company Stock acquired, the Participant shall have no shareholder
rights with respect to the shares.
(c) Withholding of Taxes. Each Participant shall agree as a
condition of
the exercise of an Option, to make arrangements satisfactory to the Employer
regarding the payment of Applicable Withholding Taxes. The
Applicable
Withholding Taxes may be paid in cash or the Employer may retain shares of
Company Stock (valued at their Fair Market Value) equal to the
Applicable
Withholding Taxes.
7. Transferability of Options. Options shall not be transferable by a
Participant except at death and may be exercised only by the
Participant, except
after the Participant's death. No Option may be assigned or
subject to any
encumbrance, pledge or charge of any nature.
8. Stock.
(a) Subject to subsection (b), an aggregate of ten million
(10,000,000)
shares of Company Stock, which shall be authorized, but unissued shares, is reserved for issuance under the Plan. Shares allocable to Options that expire, are forfeited, or otherwise terminate unexercised may again be added to the remaining number of shares of Company Stock available for grant as an Option under the Plan. Any shares of Company Stock withheld to pay Applicable
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Withholding Taxes will be added to the aggregate shares of
Company Stock
available for grant as an Option under the Plan.
(b) In the event of a stock dividend, stock split or combination of shares, recapitalization or merger in which DRI is the surviving corporation or other change in DRI's capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of DRI), the number and kind of shares of stock or securities of DRI that are subject to the Plan and to Options then outstanding or to be granted under the Plan, the maximum number of shares or securities which may be delivered under the Plan, the Grant Price, the terms of Awards and other relevant provisions shall be appropriately adjusted by the
Committee, whose determination shall be binding on all persons.
If the
adjustment would produce fractional shares with respect to any unexercised
Option, the Committee may adjust appropriately the number of shares covered by the Option so as to eliminate the fractional shares.
(c) If DRI is a party to a consolidation or a merger in which DRI is not the surviving corporation, a transaction that results in the acquisition of substantially all of DRI's outstanding stock by a single person or entity, or a sale or transfer of substantially all of DRI's assets, the Committee may take such actions with respect to outstanding Awards as the Committee deems appropriate.
(d) Notwithstanding anything in the Plan to the contrary, the Committee may take the actions set forth in Subsections (a) and (b) above without the consent of any Participant, and the Committee's determination shall be conclusive and binding on all persons for all purposes.
9. Effective Date of the Plan. The effective date of the Plan is July 1,
2000.
10. Termination, Modification, Change. The DRI Board may amend, modify or terminate the Plan or any Option granted under the Plan. A termination or amendment of the Plan shall not, without the
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consent of the Participant, adversely affect a Participant's rights under an
Award previously granted to him or her.
11. Administration of the Plan.
(a) The Committee shall administer the Plan. The Committee shall have general authority to impose any limitation or condition upon an Award that the
Committee deems appropriate to achieve the objectives of the Award and the Plan.
Without limitation and in addition to powers otherwise in the Plan, the
Committee shall have the power and complete discretion to determine:
(i) whether all or any part of an Award shall be adjusted upon a Change of Control;
(ii) whether a Long-Term Disability exists and when a Long-Term
Disability begins;
(iii) conditions relating to the length of time a Participant must hold Company Stock received upon the exercise of an Option before disposing of it;
(iv) notice requirements relating to the sale of Company Stock acquired under the Plan; and
(v) any additional requirements relating to Awards that the Committee deems appropriate.
The Committee shall have the power to amend the terms of previously granted
Awards so long as the terms as amended are consistent with the terms of the Plan and provided that the consent of the Participant is obtained with respect to any amendment that would be detrimental to him or her.
(b) The Committee may adopt rules and regulations for carrying out the
Plan with respect to Participants. The interpretation and construction of any provision of the Plan by the Committee shall be final, binding and conclusive as to any Participant. The Committee may consult with counsel, who may be counsel to the Employer, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel. The Committee may delegate some or all of its authority under the Plan to any person or persons so long as such delegation is in writing.
(c) No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option awarded under it. To the maximum extent permitted by applicable law, each member of the
Committee shall be indemnified and held harmless by DRI and the Dominion
Companies against any cost or expense (including legal fees) or liability
(including any sum paid in settlement of a claim with the approval of DRI) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith Such indemnification shall be in addition to any other rights of indemnification these individuals may have under the bylaws of DRI.

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12. Compliance with Other Laws and Regulations. The Plan, the
Stock
Option Agreements, the exercise of Options and the obligation of DRI to deliver shares of Company Stock under the Options, shall be subject to all applicable federal and state laws, rules and regulations and to such aprovals by any government or regulatory agency as may be required.
13. Notice. All notices and other communications under this Plan shall be in writing unless the Committee provides otherwise and shall be deemed to have been given if mailed first class, postage prepaid, as follows (a) if to DRI--at the principal business address of DRI (120 Tredegar Street, Richmond, VA 23219) to the attention of the Corporate Secretary of DRI; and (b) if to any
Participant--at the last address of the Participant known to the sender at the time the notice or other communication is sent.
14. Interpretation. The terms of this Plan and all Awards shall be governed by the laws of the Commonwealth of Virginia, without regard to its conflict of laws rules.
15. Severability. In the event that any provision of the Plan shall be determined to be invalid or unenforceable for any reason, the remaining provisions of the Plan shall be unaffected and shall remain in full force and effect in such jurisdiction. Any such invalid or unenforceable provision shall not be considered invalid or unenforceable in any other jurisdiction.
16. Definitions. As used in the Plan, the following terms have the meanings below:
(a) "Applicable Withholding Taxes" means the aggregate amount of federal, state and local income and payroll taxes that an Employer is required to withhold in connection with any exercise of an Option.
(b) "Award" means the award of a stock Option under the Plan.
(c) "Change of Control" means the occurrence of any of the following events:
(i) any person, including a "group" as defined in Section
13(d)(3)
of the Securities Exchange Act of 1934, as amended becomes the owner or beneficial owner of DRI securities having 20% or more of the combined voting power of the then outstanding DRI securities that may be cast for the election of DRI's directors (other than as a result of an issuance of securities initiated by DRI, or open market purchases approved by the DRI
Board, as long as the majority of the DRI Board approving the purchases is also the majority at the time the purchases are made);
(ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of DRI before such transactions cease to constitute a majority of the DRI Board, or any successor's board, within two years of the last of such transactions; or

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(iii) with respect to a particular Participant, an event occurs with
respect to the Employer that employs that Participant such that, after the event, the Employer is no longer a Dominion Company.
(d) "Code" means the Internal Revenue Code of 1986, as amended.
(e) "Committee" means the Dominion Resources Administrative
Benefits
Committee.
(f) "Company Stock" means common stock of DRI. In the event of a change in the capital structure of DRI (as provided in Section 8), the shares resulting from such a change shall be deemed to be Company Stock within the meaning of the
Plan.
(g) "Date of Grant" means the date on which the Committee grants an
Option.
(h) "Dominion Company" means any corporation in which DRI owns stock possessing at least 50 percent of the combined voting power of all classes of stock or which is in a chain of corporations with DRI in which stock possessing at least 50% of the combined voting power of all classes of stock is owned by one or more other corporations in the chain.
(i) "DRI" means Dominion Resources, Inc.
(j) "DRI Board" means the Board of Directors of Dominion
Resources, Inc.
(k) "Employer" means DRI and each Dominion Company that employs one or more Participants.
(l) "Fair Market Value" means the closing price of a share of Company
Stock, as reported in The Wall Street Journal, or such other financial reporting service selected by DRI, as of the last day on which Company Stock is traded preceding the date for which the value of Company Stock must be determined under the Plan.
(m) "Grant Price" means the per share exercise price of each Option.
(n) "Long-Term Disability" means a total and permanent disability as determined under the Employer's applicable long-term disability plan.
(o) "Option" means a right to purchase Company Stock granted to a Participant under the Plan, at a price determined in accordance with the Plan.
Each Option shall be a "nonstatutory stock option." A "nonstatutory stock option" is an option that does not meet the requirements of Code section 422,
or, even if meeting the requirements of Code section 422, is not intended to be an incentive stock option and is so designated.
(p) "Participant" means any salaried employee of DRI or a Dominion
Company who receives an Award under the Plan. The Committee may exclude any employee who receives an award under the Dominion Resources, Inc. Incentive
Compensation Plan.
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(q) "Plan" means the Dominion Resources, Inc. Leadership Stock
Option Plan
for Salaried Employees, as amended from time to time.
(r) "Stock Option Agreement" means the agreement between DRI and the
Participant under which DRI grants Options to a Participant, subject to the terms and conditions of the agreement and the Plan. Each Stock Option Agreement shall include certain terms and conditions as the Committee may determine to be necessary or desirable, in its sole discretion.











































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